--------------------------------------------------------------------------------
                                         THE
                                      THAI FUND,
                                         INC.
--------------------------------------------------------------------------------







                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER







                                 THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

Sukri Kaocharern
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Snoh Unakul
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
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--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
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LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -26.63% compared to -18.57% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the one year ended September 30, 1998, and for the period since the Fund's commencement of operations on February 16, 1988 through September 30, 1998, the Fund's total return, based on net asset value per share, was -63.95% and -45.87%, respectively, compared to -57.11% and -51.29%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $4.50, representing a 66.1% premium to the Fund's net asset value per share.

Thailand is in the middle of its steepest economic contraction in post-war history yet signs of improvement began to emerge in the third quarter. As mentioned in the semi-annual letter, Thailand now suffers from a banking crisis which can only be resolved by corporate debt restructuring and bank recapitalization. However, domestic liquidity has improved in Thailand due to the successful implementation of the IMF program, the shift from a current account deficit into surplus and the easing of offshore financial conditions. Due to these improvements short-term baht interest rates fell 700 basis points during the quarter even as the currency stabilized and then strengthened. The fall in short term interest rates is not sufficient to solve the problems of the corporate and banking sectors but it certainly reduces the costs of the solution.

There are numerous statistical and anecdotal signs indicating that the Thai economy may have bottomed during the third quarter. These signs include flat month-on-month industrial production numbers for several months during the quarter, improving month-on-month auto sales and company reports of improving demand for goods and services like new telephone lines, increased minutes of telephone traffic or new cellular phone subscriptions. However, the resumption of strong economic growth will depend on continued growth in the tourism sector, which has been a bright spot this year, improved export performance, which has been a disappointment, and subsequent domestic consumption. Given the over-capacity in most sectors in Thailand, investment is the last economic segment expected to recover.

During the third quarter we began to increase the Fund's exposure to the banking sector through increased positions in Bangkok Bank and Thai Farmers Bank and to the corporate restructuring area through increased positions in Siam Cement and Siam City Cement. Corporate restructuring is expected to be a significant future opportunity as corporations which design and implement strong restructuring programs will attract foreign and domestic capital and should outperform the market. The fall in interest rates during the third quarter has reduced real interest rates to negative real levels on bank deposits. This decline has encouraged a return to the stock market of some retail investors, which has been positive for daily turnover and market performance.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Thai Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



HISTORICAL
INFORMATION                                                       TOTAL RETURN (%)
                                    ------------------------------------------------------------------------
                                         MARKET VALUE (1)     NET ASSET VALUE (2)           INDEX (3)
                                    ----------------------   ----------------------   ----------------------
                                                  AVERAGE                  AVERAGE                 AVERAGE
                                     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                    ------------  --------   ------------  -------    ----------   ---------
          Fiscal Year to Date          -11.59%         --      -26.63%         --      -18.57%         --
          One Year                     -58.03      -58.03%     -63.95      -63.95%     -57.11      -57.11%
          Five Year                    -70.58+     -21.71+     -81.51+     -28.65+     -83.20      -30.00
          Ten Year                     -22.84+      -2.56+     -47.88+      -6.31+     -62.89       -9.44
          Since Inception*             -10.12+      -1.00+     -45.87+      -5.61+     -51.29       -6.55


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                       [GRAPH]

                                                                                                                      NINE MONTHS
                                                                                                                         ENDED
                                                             YEAR ENDED DECEMBER 31,                                 SEPTEMBER 30,
                                1988*   1989     1990    1991   1992     1993     1994      1995     1996    1997        1998
                                ----    ----     ----    ----   ----     ----     ----      ----     ----    ----    -------------
Net Asset Value Per Share .   $10.24   $18.88   $13.08  $15.41  $20.69   $39.42   $28.30   $24.89   $15.63   $ 3.81     $ 2.71
Market Value Per Share  . .   $11.75   $32.25   $16.00  $16.25  $18.75   $36.88   $22.38   $22.38   $16.38   $ 5.25     $ 4.50
Premium/(Discount). . . . .     14.7%    70.8%    22.3%    5.5%   -9.4%    -6.4%   -20.9%   -10.1%     4.8%    37.8%      66.1%
Income Dividends. . . . . .   $ 0.29   $ 0.36   $ 0.21  $ 0.21      --   $ 0.36   $ 0.35   $ 0.11   $ 0.32   $ 0.11     $ 0.19
Capital Gains
  Distributions . . . . . .       --   $ 2.09   $ 1.68  $ 0.47      --   $ 0.51   $ 4.62   $ 3.38   $ 0.08   $ 0.12         --
Fund Total Return (2) . . .    -5.60%  109.87%  -20.44%  23.08%  34.26%   98.90%  -10.40%+  -0.10%  -35.93%  -75.17%    -26.63%
Index Total Return (3). . .     3.90%  120.97%  -28.60%  15.80%  24.71%   88.40%  -17.76%   -6.11%  -36.25%  -75.54%    -18.57%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
  *  The Fund commenced operations on February 16, 1988.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                  (92.2%)
Short-Term Investments              (7.8%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Banking                                  (8.0%)
Beverages & Tobacco                     (11.8%)
Broadcasting & Publishing               (12.2%)
Building Materials & Components          (3.6%)
Chemicals                                (3.6%)
Electrical & Electronics                 (4.9%)
Electronic Components & Instruments      (4.1%)
Energy Sources                          (11.5%)
Telecommunications                      (12.4%)
Utilities -- Electrical & Gas            (7.5%)
Other                                   (20.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                                    PERCENT OF
                                                                    NET ASSETS
                                                                    ----------
     1.   The Serm Suk Co., Ltd.                                       11.8%
     2.   PTT Exploration & Production Public Co., Ltd.                11.5
     3.   Advanced Information Services Co., Ltd.                      10.7
     4.   BEC World Co., Ltd.                                          10.0
     5.   Eastern Water Resources Development Co., Ltd.                 7.5
     6.   Bangkok Bank Co., Ltd.                                        5.5
     7.   Compass East Industry Public Co., Ltd.                        3.9
     8.   Siam City Cement Co., Ltd.                                    3.6
     9.   National Petrochemical Co., Ltd.                              3.6
     10.  Chareon Pokphand Feedmill Co., Ltd.                           2.5
                                                                       ----
                                                                       70.6%
                                                                       ----
                                                                       ----

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
SEPTEMBER 30, 1998


                                                                        VALUE
                                                        SHARES          (000)
-----------------------------------------------------------------------------
THAI INVESTMENT PLAN (95.2%)
-----------------------------------------------------------------------------
THAI COMMON STOCKS (87.8%)
(Unless otherwise noted)
-----------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (0.2%)
  Singer Thailand Public Co. Ltd.                      138,300   U.S.$     70
                                                                 ------------
-----------------------------------------------------------------------------
AUTOMOBILES (1.4%)
  Thai Stanley Electric Co., Ltd.                      715,000            157
  Thai Storage Battery Co., Ltd.                       390,600            348
                                                                 ------------
                                                                          505
                                                                 ------------
-----------------------------------------------------------------------------
BANKING (8.0%)
  Bangkok Bank Co., Ltd.                             3,363,500          1,977
  Thai Farmers Bank Co., Ltd.                        1,606,400            894
                                                                 ------------
                                                                        2,871
                                                                 ------------
-----------------------------------------------------------------------------
BEVERAGES & TOBACCO (11.8%)
  The Serm Suk Co., Ltd.                             1,123,500          4,261
                                                                 ------------
-----------------------------------------------------------------------------

BROADCASTING & PUBLISHING (12.2%)
  BEC World Co., Ltd.                                  730,700          3,584
  Grammy Entertainment Public Co. Ltd.                 179,500            745
  Nation Multimedia Group Co., Ltd.                    381,600             76
                                                                 ------------
                                                                        4,405
                                                                 ------------
-----------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (3.6%)
  Siam City Cement Co., Ltd.                         1,153,947          1,298
                                                                 ------------
-----------------------------------------------------------------------------
CHEMICALS (3.6%)
  National Petrochemical Co., Ltd.                   3,458,700          1,290
                                                                 ------------
-----------------------------------------------------------------------------
CONSTRUCTION & HOUSING (0.2%)
  Ch. Karnchang Public Co., Ltd.                       100,000             83
                                                                 ------------
-----------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (4.9%)
  Delta Electronics Public Co., Ltd.                   152,800            881
  Shinawatra Computer Co., Ltd.                        330,000            876
                                                                 ------------
                                                                        1,757
                                                                 ------------
-----------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS (4.1%)
  Compass East Industry Public Co., Ltd.               286,400          1,412
  KCE Electronics Public Co., Ltd.                     120,000             74
                                                                 ------------
                                                                        1,486
                                                                 ------------
-----------------------------------------------------------------------------
ENERGY SOURCES (11.5%)
  PTT Exploration & Production Public Co., Ltd.        153,800          1,369
  PTT Exploration & Production Public Co., Ltd.
    (Foreign)                                          313,500          2,758
                                                                 ------------
                                                                        4,127
                                                                 ------------
-----------------------------------------------------------------------------
INSURANCE (1.8%)
  Bangkok Insurance Co., Ltd.                          248,100   U.S.$    640
                                                                 ------------
-----------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (2.5%)
  Charoen Pokphand Feedmill Co., Ltd.                1,317,900            900
                                                                 ------------
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (12.4%)
  Advanced Information Services Co., Ltd.              668,200          3,852
  Shinawatra Satellite Public Co., Ltd.              1,700,000            602
                                                                 ------------
                                                                        4,454
                                                                 ------------
-----------------------------------------------------------------------------
TEXTILES & APPAREL (2.1%)
  Saha-Union Co., Ltd.                               1,483,600            450
  Thai Rung Textile Co., Ltd.                            3,832             --
  Thai Wacoal Co., Ltd.                                347,013            299
                                                                 ------------
                                                                          749
                                                                 ------------
-----------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (7.5%)
  Eastern Water Resources Development Co., Ltd.      2,359,800          2,685
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
  (Cost U.S.$75,694)                                                   31,581
                                                                 ------------
-----------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
-----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (7.4%)
  (Interest Bearing Demand Account)
  Thai Baht (Cost U.S.$2,625)                     THB  106,085          2,682
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (95.2%)
   (Cost U.S.$78,319)                                                  34,263
                                                                 ------------
-----------------------------------------------------------------------------
OTHER ASSETS (4.8%)
  Other Assets                                     U.S.$ 2,116
  Liabilities                                             (392)         1,724
                                                   -----------   ------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 13,267,713 issued and outstanding
    U.S.$0.01 par value shares (30,000,000 shares authorized)    U.S.$ 35,987
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE                                      U.S.$   2.71
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------


NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.


                                          5